Annual Fund Operating Expenses (dei_DocumentInformationDocumentAxis, (Wells Fargo Advantage Intrinsic Value Fund), Class R)	0 Months Ended
Mar. 01, 2013
(Wells Fargo Advantage Intrinsic Value Fund) | Class R
Operating Expenses:
Management Fees	0.65%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.61%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	1.52%
Fee Waivers	(0.10%)
Total Annual Fund Operating Expenses After Fee Waiver	1.42% [1]

[1]	The Adviser has committed through November 30, 2014, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Total Annual Fund Operating Expenses After Fee Waiver at 1.41% for Class R. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.